SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES AND EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): December 17, 2013

WHEELER REAL ESTATE INVESTMENT TRUST, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-35713	45-2681082
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2529 Virginia Beach Blvd., Suite 200

Virginia Beach, VA 23452

Registrant’s telephone number, including area code: (757) 627-9088

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

The information set forth in Item 3.02 relating to that certain Contribution and Subscription Agreement by and among Wheeler Real Estate Investment Trust, L. P., a Virginia limited partnership of which the Registrant is the sole general partner (“Wheeler REIT”), and ten investors (each, a “Contributor,” and collectively, the “Contributors”), is incorporated herein by reference. In addition, the Contribution and Subscription Agreement is attached as an exhibit to this Form 8-K and is incorporated herein by reference.

Jon Wheeler, the Registrant’s Chairman and Chief Executive Officer, is one Contributor and the managing member of one Contributor. No director, officer or affiliate of the Registrant is affiliated with the remaining Contributors.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

On December 17, 2013, pursuant to the terms of the Contribution and Subscription Agreement, Wheeler REIT exchanged an aggregate of 44,671 of its common units (the “Common Units”) worth $193,425 for the Contributors’ membership interests in Jenks Plaza Associates, LLC, a Virginia limited liability company (“Jenks”). The Common Units issued to the Contributors represents, in the aggregate, 2.16% of the Common Units in Wheeler REIT.

The Common Units are redeemable for cash equal to the then-current market value of one share of the Registrants’ common stock or, at the Registrant’s option, one share of the Registrant’s common stock, commencing 12 months following the completion of this exchange. Wheeler REIT did not receive any proceeds from the exchange. Wheeler REIT only received membership interests in Jenks. The issuance of the Common Units was exempt from registration pursuant to the exemption provided by Rule 506 of Regulation D under the Securities Act of 1933, as amended.

ITEM 8.01 OTHER EVENTS.

On May 15, 2013, the Registrant filed a form 8-K (the “Original 8-K”) to report that Wheeler REIT entered into a Purchase and Sale Agreement (the “Purchase Agreement”), dated May 10, 2013 with Jenks for the purchase of real property located at 404 South Elm Street, Jenks, Oklahoma 74037 (the “Property”) for $1,741,950. As of December 17, 2013, Wheeler REIT closed the transaction and acquired the Property using a combination of cash and the exchange of its Common Units (as described in Item 3.02). Jon Wheeler, the Registrant’s Chairman and Chief Executive Officer, is the managing member of Jenks.

On December 18, 2013, the Registrant issued a press release relating to the acquisition of the Property. The press release is attached hereto as Exhibit 99.1.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Financial statements of businesses acquired.

Not Applicable.

(b)	Pro forma financial information.

Not Applicable.

(c)	Shell company transactions.

Not Applicable.

(d)	Exhibits.

10.1	Contribution and Subscription Agreement.

99.1	Press Release, dated December 18, 2013, relating to the Registrant’s acquisition of the Property.

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WHEELER REAL ESTATE INVESTMENT TRUST, INC.

By:	/s/ Jon S. Wheeler
Jon S. Wheeler
Chairman and Chief Executive Officer

Dated: December 19, 2013

EXHIBIT INDEX

Number	Description of Exhibit

10.1	Contribution and Subscription Agreement.

99.1	Press release, dated December 18, 2013, relating to the Registrant’s acquisition of the Property.